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                                                                     Exhibit 1.1




                                7,064,033 Shares

                                 URS CORPORATION

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE



                             UNDERWRITING AGREEMENT






September 24, 2003

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                                          September 24, 2003

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston LLC
Lehman Brothers Inc.
c/o Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, New York  10036

Dear Sirs and Mesdames:

      Certain shareholders of URS Corporation, a Delaware corporation (the "COMPANY"), named in Schedule I hereto (each, a "SELLING SHAREHOLDER" and, collectively, the "SELLING SHAREHOLDERS") severally propose to sell to the several Underwriters named in Schedule II hereto (the "UNDERWRITERS"), an aggregate of 7,064,033 shares of the common stock, par value $0.01 per share, of the Company (the "FIRM SHARES"), each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

      The Company also proposes to issue and sell to the several Underwriters not more than an additional 1,059,605 shares of its common stock, par value $0.01 per share (the "ADDITIONAL SHARES"), if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of common stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK". The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS".

      The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-107284), including a prospectus, relating to the Shares, and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission (i) a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES Act"), and (ii) a related prospectus dated September 8, 2003 (the "BASE PROSPECTUS") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Securities Act (the "SECURITIES ACT REGULATIONS"). Such registration statement has been declared effective by the Commission. Such registration statement, as amended to the date hereof, is referred to herein as the "REGISTRATION STATEMENT"; and the Base Prospectus and the Prospectus Supplement, in the form first used to confirm sales of the Shares, are collectively referred to herein as the "PROSPECTUS"; provided, however, that all references to the "REGISTRATION STATEMENT" and the "PROSPECTUS" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.



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      1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
      (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (d) Each subsidiary of the Company has been duly incorporated or formed, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company that is a corporation and all of the issued limited liability company interests of each subsidiary that is a limited liability company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or beneficially by the Company or


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      through wholly owned subsidiaries of the Company, free and clear of all liens, encumbrances, equities or claims (except in each case as disclosed in the Prospectus).

            (e) This Agreement has been duly authorized, executed and delivered by the Company.

            (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

            (g) The outstanding shares of Common Stock (including the Firm Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable.

            (h) The Additional Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

            (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required or described in a document incorporated by reference into the Registration Statement.

            (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.



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            (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (n) Except as disclosed in the Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"),
      (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (o) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (p) Except for the Registration Rights Agreement dated as of August 22, 2002, by and among the Company, Blum Strategic Partners, L.P., Blum Capital Partners, L.P., Carlyle-EG&G, L.L.C. and EG&G Technical Services Holdings, L.L.C. (the "REGISTRATION RIGHTS AGREEMENT"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

            (q) The Company and each of its subsidiaries (i) have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (ii) have not received any notice of proceedings relating to revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a


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      material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

            (r) No material labor dispute exists with the employees of the Company or any of its subsidiaries, except as described in or contemplated by the Prospectus, or, to the Company's knowledge, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (s) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to their respective businesses, in each case free and clear of all liens, encumbrances and defects, except such as (i) are described in the Prospectus, (ii) do not materially affect the value of such property or (iii) do not interfere with the use made and proposed to be made of such property by them; and any real property and buildings held under lease by them are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by them, in each case except as described in the Prospectus.

            (t) Each of the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (u) URS Holdings, Inc., a Delaware corporation ("URS HOLDINGS"); URS Group, Inc., a Delaware corporation ("URS GROUP"); URS Corporation Southern, a California corporation ("URS SOUTHERN"); O'Brien Kreitzberg, Inc., a California corporation ("OBK"); Lear Siegler Services, Inc., a Delaware corporation ("LEAR SIEGLER"); EG&G Technical Services, a Delaware corporation ("EG&G"); URS Corporation, a Nevada corporation ("URS NEVADA"); and URS Corporation-New York, a New York corporation ("URS NEW YORK") are the only significant subsidiaries of the Company (calculated on a basis consistent with the term "significant subsidiary" as defined under Regulation S-X promulgated under the Securities Act for the period ended July 31, 2003).

            (v) The financial statements and related notes included in the Registration Statement and Prospectus present fairly the financial position of the Company, EG&G , Lear Siegler and their consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements and the notes thereto have been prepared in conformity with the generally accepted accounting


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      principles in the United States applied on a consistent basis except as disclosed therein; and the assumptions used in preparing the pro forma financial statements included in the Registration Statement and Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

      2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

            (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

            (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Mellon Investor Services, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or the limited liability company operating agreement of such Selling Shareholder (if such Selling Shareholder is a limited liability company), or the partnership agreement of such Selling Shareholder (if such Selling Shareholder is a general or limited partnership), or the organizational documents of such Selling Shareholder (if such Selling Shareholder is not a corporation, limited liability company or partnership), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, except for any contraventions of an agreement, instrument, judgment, order or decree which would not, individually or in the aggregate, adversely affect such Selling Shareholder's ability to fulfill its obligations under and consummate the transactions contemplated by this Agreement or result in the creation or imposition of any security interest, lien or other encumbrance on any of the Shares being sold by such Selling Shareholder under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of
      Section 8-501 of the New York Uniform Commercial Code (the "NEW YORK UCC") in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens,


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      equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.

            (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

            (e) Delivery of the certificates representing the Shares to be sold by the Selling Shareholders to the Underwriters, together with stock powers duly endorsed either to the Underwriters or in blank by an effective endorsement, and payment therefor pursuant to this Agreement will pass valid title to such Shares, free and clear of any "adverse claim" within the meaning of Section 8-102(a)(1) of the New York UCC, to each Underwriter who has purchased such Shares without "notice of an adverse claim" in respect of such Shares within the meaning of Section 8-105 of the New York UCC.

            (f) Such Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Prospectus to sell its Shares pursuant to this Agreement.

            (g) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 2(g) only apply to statements in or omissions from the Registration Statement or the Prospectus based upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder specifically for use therein, it being understood and agreed that the only such information furnished to the Company by such Selling Shareholder consists of the name of such Selling Shareholder, the number of Firm Shares to be offered by such Selling Shareholder and the address and other information with respect to such Selling Shareholder (excluding any percentages), which appear under the caption "Principal and Selling Shareholders" in the Prospectus (the information so furnished in writing being hereinafter called, collectively, the "SELLING SHAREHOLDER INFORMATION").

      3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $18.3837 a share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm


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Shares to be sold by such Seller as the number of Firm Shares set forth in
Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 1,059,605 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Credit Suisse First Boston LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

      The restrictions contained in the preceding paragraph shall not apply to
(A) the Shares to be sold hereunder, (B) transactions by any Seller other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; (C) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (D) the issuance by the Company of shares of Common Stock upon the exercise of options granted under the Company's employee benefit plans that are outstanding as of the date of this Agreement; (E) the grant by the Company of options to purchase shares of Common Stock under the Company's employee benefit plans as in effect on the date hereof, so long as such plans are described in the Registration Statement and the Prospectus or in a document incorporated therein by reference; (F) the issuance by the Company of shares of Common Stock under the Company's employee stock purchase plan as in effect on the date hereof, so long as such plan is described in the Registration Statement and the Prospectus or in a document incorporated therein by reference; (G) transfers or distributions of shares of Common Stock or any security convertible into or


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exercisable or exchangeable for Common Stock to such Seller's affiliates (as defined in Rule 405 under the Securities Act); (H) in the case of any Selling Shareholder that is a partnership, corporation or limited liability company, a distribution of shares of Common Stock to the partners, shareholders or members thereof; provided, that no filing by any party (transferor or transferee) under
Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above); or (I) transfers by a permitted distributee or transferee of a Selling Shareholder of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to a family member of such distributee or transferee of such Selling Shareholder or a trust created for the benefit of such distributee or transferee of such Selling Shareholder or a family member of such distributee or transferee of such Selling Shareholder provided that in the case of any gift, transfer or distribution described in clause (C), (G), (H) or (I) above, such donee, transferee or distributee shall, prior to or contemporaneously with such gift, transfer or distribution, execute and deliver to Morgan Stanley & Co. Incorporated and Credit Suisse First Boston LLC an agreement to be bound by the restrictions set forth above. In addition, each Selling Shareholder, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Credit Suisse First Boston LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

      4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $19.25 a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $.56 a share under the Public Offering Price.

      5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on September 30, 2003, or at such other time on the same or such other date, not later than October 7, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

      Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than November 7, 2003, as shall be designated in writing by you.

      The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as


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the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

      6. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

      The several obligations of the Underwriters are subject to the following further conditions:

            (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any
            development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

            (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

      The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

            (c) The Underwriters shall have received on the Closing Date an opinion of Cooley Godward LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated, is validly
            existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and, to such counsel's knowledge, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (ii) each of URS Holdings, URS Group, URS Southern, OBK, Lear
            Siegler and EG&G (each, a "COVERED SUBSIDIARY" and together, the "COVERED SUBSIDIARIES"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                  (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock" and in the Form 8-A dated January 30, 1984 under the caption "Description of Capital Stock" (which incorporates by reference the description of the Common Stock contained in the Registration Statement on Form S-1 filed on February 28, 1983);

                  (iv) the outstanding shares of Common Stock (including the
            Firm Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable;

                  (v) the Additional Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights or, to such counsel's knowledge, similar rights;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law (except for Section 9 relating to indemnity as to which such counsel need not express any opinion) or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is (A) filed as an exhibit to the Registration Statement or any document incorporated by reference therein, (B) incorporated by reference in the Registration Statement or (C) which the Company has advised such counsel will be filed as an exhibit to the Company's next annual report on Form 10-K and which was executed by the Company prior to the date of such opinion or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been made or obtained or except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                  (viii) the statements in (A) the Prospectus under the captions
            "Description of Capital Stock" and "Underwriters" and (B) the Registration Statement in Item 15, in each case insofar as such statements constitute matters of law, summaries of legal matters, provisions of the Company's certificate of incorporation or by-laws or other equivalent corporate governance documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein;

                  (ix) after due inquiry, such counsel does not know of any
            legal or governmental proceedings pending or overtly threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed or described in documents incorporated by reference in the Registration Statement as required;

                  (x) the Company is not, and after giving effect to the
            offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

                  (xi) to such counsel's knowledge, (A) each document filed
            pursuant to the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) complied as to form when filed in all material respects with the requirements of the Exchange Act, and the applicable rules and regulations of the Commission thereunder and
            (B) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. In addition, such counsel shall confirm that such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants of the Company and representatives of the Underwriters at which conferences the contents of the

            Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or Prospectus (except as and to the extent stated in subparagraphs ((iii) and (viii) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) as of its date or as of the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The Underwriters shall have received on the Closing Date an opinion of Woodburn and Wedge, special Nevada counsel for the Company, dated the Closing Date, to the effect that:

                  (i) URS Nevada has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

            (e) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel for the Company, dated the Closing Date, to the effect that:

                  (i) URS New York is validly existing in good standing under the laws of the State of New York. URS New York is in good standing in the other jurisdictions set forth on a schedule to such counsel's opinion.

            (f) The Underwriters shall have received on the Closing Date an opinion of Latham & Watkins LLP, counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

                  (i) this Agreement has been duly executed and delivered by an attorney in fact under the Power of Attorney on behalf of each of the Selling Shareholders;

                  (ii) the execution and delivery by each Selling Shareholder of the Custody Agreement and Power of Attorney of such Selling Shareholder and the sale of the Shares by such Selling Shareholder pursuant to this Agreement will not contravene any provision of the limited liability company operating agreement of such Selling Shareholder;

                  (iii) each of the Selling Shareholders is the owner of record of the Shares to be sold by such Selling Shareholder and each of the Selling Shareholders has all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

                  (iv) the Custody Agreement and the Power of Attorney of each
            Selling Shareholder have been duly executed and delivered by such Selling Shareholder and this Agreement, the Custody Agreement and the Power of Attorney of each Selling Shareholder have been duly authorized by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder; and

                  (v) upon physical delivery of the certificates evidencing the
            Shares held by the Selling Shareholders in registered form listed on
            Schedule I hereto to the Underwriters in the State of New York with stock powers duly endorsed either to the Underwriters or in blank by an effective endorsement, and upon payment therefor in accordance with the terms of this Agreement, the Underwriters will become "protected purchasers" (as defined in Section 8-303(a) of the New York UCC) of such Shares, free of any "adverse claim" (as defined in
            Section 8-102(a)(1) of the New York UCC) with respect thereto.

            (g) The Underwriters shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(v), 6(c)(vi), 6(c)(viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and
      Section 6(c)(xi) (other than clause (A)) above.

      With respect to Section 6(f) above, Latham & Watkins LLP may rely upon an opinion or opinions of counsel for any Selling Shareholders (other than for TCG Holdings, L.L.C.) and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; provided that (A) each such counsel for the Selling Shareholders is satisfactory to your counsel,
(B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and (D) Latham & Watkins LLP shall state in their opinion that they are justified in relying on each such other opinion.

      The opinions of Cooley Godward LLP, Woodburn and Wedge, Skadden, Arps, Slate, Meagher & Flom LLP and Latham & Watkins LLP described in Sections 6(c), 6(d), 6(e) and 6(f) above (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

            (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP and Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in, or incorporated by reference into, the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

            (i) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

            (j) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief financial officer of the Company, certifying as to the preparation, completeness and accuracy of the pro forma financial information included in the Prospectus under the caption "Summary Financial Data" and in the Unaudited Pro Forma Condensed Combined Statements of Operations and certain other financial and statistical data relating to the Company included in the Prospectus.

      The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

      7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

            (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

            (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

            (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

            (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending October 31, 2004 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

      8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of Sellers' obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the reasonable out-of-pocket expenses and, as to in-house counsel, allocated costs of the Carlyle Holders (as defined in the Registration Rights Agreement) of Firm Shares incurred in connection with the Registration Statement and Prospectus including, without limitation, the reasonable fees and disbursements of not more than one outside counsel and one in-house counsel (who may be employed by an Affiliate (as defined in the Registration Statement) of a Carlyle Holder) for the Carlyle Holders chosen by the Carlyle Holders holding a majority of the Firm Shares owned by the Carlyle Holders, (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iv) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all costs and expenses incident to listing the Shares on the NYSE and the Pacific Exchange, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section. It is understood, however, that (A) except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make and (B) the Company shall not pay or cause to be paid any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Firm Shares, which such expenses shall be paid or borne by the Sellers thereof. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to the extent that any expenses incident to the performance of the Selling Shareholders' obligations under this Agreement are not payable by the Company pursuant to this Section 8, such expenses shall be paid by the Selling Shareholders.

      The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

      9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

      (b) The Company agrees to indemnify and hold harmless each Selling Shareholder, each person, if any, who controls any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Selling Shareholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon Selling Shareholder Information relating to such Selling Shareholder.

      (c) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, each Underwriter, and each person, if any, who controls the Company or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to Selling Shareholder Information relating to such Selling Shareholder; provided, further, that the liability under this subsection
(c) of any Selling Shareholder shall be limited to an amount equal to the gross proceeds, before underwriting commissions and discounts and expenses, to such Selling Shareholder from the sale of Shares sold by such Selling Shareholder hereunder; and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

      (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b), 9(c) or 9(d), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated and Credit Suisse First Boston LLC. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and has not been objected to by such indemnifying party within such 30 day period and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (f) To the extent the indemnification provided for in Section 9(a), 9(b), 9(c) or 9(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(f)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

      (g) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Furthermore, the liability of each Selling Shareholder to contribute under subsection (f) of this Section 9 shall be limited to an amount equal to (i) the gross proceeds, before underwriting commissions and discounts and expenses, to such Selling Shareholder from the sale of Firm Shares sold by such Selling Shareholder hereunder less (ii) any amounts which such Selling Shareholder has paid under Section 9(c) hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (h) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

      10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Pacific Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

      11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to
(i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                    Very truly yours,

                                    URS CORPORATION



                                    By:   /s/ Kent P. Ainsworth
                                        ---------------------------------------
                                        Name:  Kent P. Ainsworth
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                    The Selling Shareholders,
                                    acting severally



                                    By:   /s/ Joseph E. Lipscomb
                                        ---------------------------------------
                                        Attorney-in-Fact

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston LLC
Lehman Brothers Inc.

Acting severally on behalf of themselves and the several Underwriters named in
     Schedule II hereto.

By:  Morgan Stanley & Co. Incorporated



By:    /s/ Bryan Andrzejewski
     ------------------------------------
     Name:  Bryan Andrzejewski
     Title: Executive Director

                                                                      SCHEDULE I




                                                                     NUMBER OF
                                                                    FIRM SHARES
SELLING SHAREHOLDER                                                  TO BE SOLD

Carlyle-EG&G, L.L.C.                                                 5,264,807

EG&G Technical Services Holdings, L.L.C.                             1,799,226

                                                                    ----------
      Total.....................................................     7,064,033
                                                                    ==========

                                                                     SCHEDULE II




                                                                    NUMBER OF
                                                                   FIRM SHARES
                                                                     TO BE
UNDERWRITERS                                                        PURCHASED

Morgan Stanley & Co. Incorporated                                    2,483,008

Credit Suisse First Boston LLC                                       2,214,574

Lehman Brothers Inc.                                                 2,013,249

D. A. Davidson & Co.                                                   235,233

Morgan Joseph & Co. Inc.                                               117,969


                                                                    ----------
      Total.....................................................     7,064,033
                                                                    ==========

                                                                       EXHIBIT A




                            [FORM OF LOCK-UP LETTER]



                                                               September -, 2003

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston LLC
Lehman Brothers Inc.
c/o Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, NY  10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") and Credit Suisse First Boston LLC ("CREDIT SUISSE") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with URS Corporation, a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and Credit Suisse (the "Underwriters"), of 7,064,033 shares (the "Shares") of the common stock, par value $0.01 per share, of the Company (the "COMMON STOCK").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and Credit Suisse on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending the earlier of (x) 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), and (y) if the Underwriting Agreement has not been executed by the parties thereto by October 31, 2003, October 31, 2003, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement; (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; (c) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (d) transfers or distributions of shares of Common Stock, or any security convertible into or exercisable or exchangeable for Common Stock, to affiliates (as defined in Rule 405 under the Securities Act); (e) transfers to the Company of shares of Common Stock to pay the exercise price of stock options granted to the undersigned under the Company's employee stock option plans (provided that the shares so transferred are not sold or otherwise disposed of by the Company) and transfers of shares of Common Stock to the Company so long as the proceeds from such transfers are applied solely to pay withholding taxes due with respect to the exercise by the undersigned of any such stock options or with respect to the vesting of restricted stock granted to the undersigned under the Company's restricted stock plan; and (f) transfers by the undersigned or its permitted distributee or transferee of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to a family member of the undersigned or of such distributee or transferee or a trust created for the benefit of the undersigned or such distributee or transferee or a family member of the undersigned or such distributee or transferee; provided that in the case of any gift, transfer or distribution referred to in clause (c), (d) or (f) above, such donee, transferee or distributee shall execute and deliver to Morgan Stanley and Credit Suisse, prior to or contemporaneously with such gift, transfer or distribution, an agreement to be bound by the restrictions set forth herein. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and Credit Suisse on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                    Very truly yours,



                                    -----------------------------------------
                                    (Name)


                                    -----------------------------------------
                                    (Address)



                                      A-2